SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 20, 2008

FREEDOM RESOURCES ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

NEVADA	000-32735	87-0567033
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

901 East 7800 South, Midvale, Utah	84047
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (801) 566-5931

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03

Amendments to Articles of Incorporation or Bylaws

On February 20, 2008, the Board of Directors approved and adopted Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”).  The Amended and Restated Bylaws replace in their entirety the Company’s existing Bylaws (the “Original Bylaws”).  The Board adopted the Amended and Restated Bylaws to update the Original Bylaws for changes in, and to conform with, Nevada law, to make certain administrative changes, to eliminate certain ambiguities and to, among other things:

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change the manner of the calling of special stockholder meetings so that such meetings may be called by the chairman of the board, in addition to the president, the board of directors and shareholders owning not less than one-tenth of the shares entitled to vote at a meeting;

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eliminate provisions limiting voting to one vote per share;

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reduce the number of shares constituting a quorum for meetings of shareholders from a majority to one-third;

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clarify procedures relating to the powers and responsibilities of committees of the Board of Directors and administrative provisions relating to committees of the Board of Directors;

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clarify procedures for officers and directors to resign;

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eliminate a provision requiring action by shareholders by consent to signed by all stockholders entitled to vote on the matter;

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create the office of chairman of the board and outlining the duties and responsibilities of such office;

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clarify the office of president as chief executive officer of the Company, unless otherwise designated by the board;

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clarify the coverage for mandatory indemnification for officers and directors of the Company and eliminating such mandatory coverage for employees;

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provide for the mandatory advancement of expenses relating to indemnification provided the Company receives an undertaking to repay such expenses in certain circumstances; and

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provide for the Company to be able to issue uncertificated shares so that they can be eligible to participate in a direct registration program.

The above discussion of the Amended and Restated Bylaws of the Company is a summary description of certain changes made to the Original Bylaws of the Company and is qualified in its entirety by the actual provisions of the Amended and Restated Bylaws.  For complete descriptions of the changes summarized in this report, reference must be made to the Amended and Restated Bylaws attached hereto as Exhibit 3 and incorporated by reference herein.

Item 9.01

Exhibits

The following exhibits are included as part of this report:

Exhibit No.	Description
3	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freedom Resources Enterprises, Inc.

Date:  February 20, 2008

By /s/ Neil Christiansen

     Neil Christiansen, President

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